Third Point Reinsurance Ltd.

Financial Supplement
June 30, 2018

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; downgrade or withdrawal of ratings by rating agencies; significant decrease in our capital or surplus; dependence on key executives; dependence on letter of credit facilities that may not be available on commercially acceptable terms; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; dependence on Third Point LLC to implement our investment strategy; decline in revenue due to poor performance of our investment portfolio; risks associated with our investment strategy being greater than those faced by competitors; termination by Third Point LLC of our investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of our investment portfolio; trading restrictions being placed on our investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on our investments; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; risks associated with the expected change in our investment management structure; and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended June 30, 2018 and 2017	Page 7
Segment Reporting - Six months ended June 30, 2018 and 2017	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Corporate Function - by Quarter	Page 10
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 11

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 12
Net Investment Return by Investment Strategy - by Quarter	Page 13

Other
General and Administrative Expenses - by Quarter	Page 14
Basic Book Value per Share and Diluted Book Value per Share - by Quarter	Page 15
Earnings (Loss) per Share - by Quarter	Page 16
Return on Beginning Shareholders’ Equity - by Quarter	Page 17

Third Point Reinsurance Ltd.
Key Performance Indicators
June 30, 2018 and 2017
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Six months ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(5,054)	$(12,111)	$(11,417)	$(20,761)
Combined ratio (1)	103.6%	107.0%	104.0%	106.6%

Key investment return metrics:
Net investment income	$31,175	$107,325	$28,967	$235,835
Net investment return on investments managed by Third Point LLC	1.0%	4.5%	0.8%	10.6%

Key shareholders’ value creation metrics:
Basic book value per share (2) (3)	$16.31	$16.33	$16.31	$16.33
Diluted book value per share (2) (3)	$15.63	$15.65	$15.63	$15.65
Increase (decrease) in diluted book value per share (2)	1.6%	5.0%	(0.1)%	12.0%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	1.2%	5.0%	(0.4)%	12.8%
Invested asset leverage (3)	1.6	1.6	1.6	1.6

(1)	Refer to accompanying “Segment Reporting - Three and six months ended June 30, 2018 and 2017” for a calculation of net underwriting loss and combined ratio.

(2)
Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

(3)	Prior year comparatives represent amounts as of December 31, 2017.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Assets
Equity securities, trading, at fair value	$2,427,768	$2,133,170	$2,283,050	$2,017,463	$1,941,170
Debt securities, trading, at fair value	617,913	635,322	675,158	656,118	702,515
Other investments, at fair value	52,444	43,109	37,731	30,932	29,091
Total investments in securities	3,098,125	2,811,601	2,995,939	2,704,513	2,672,776
Cash and cash equivalents	17,451	6,410	8,197	6,434	8,255
Restricted cash and cash equivalents	569,968	543,173	541,136	477,362	372,068
Due from brokers	258,764	318,703	305,093	387,786	424,163
Derivative assets, at fair value	34,738	54,114	73,372	75,781	45,110
Interest and dividends receivable	4,385	4,167	3,774	4,210	3,947
Reinsurance balances receivable	631,952	684,897	476,008	478,206	472,570
Deferred acquisition costs, net	264,408	308,903	258,793	223,091	203,193
Unearned premiums ceded	17,606	15,061	1,049	1,629	2,633
Loss and loss adjustment expenses recoverable	1,414	1,332	1,113	1,587	1,713
Other assets	10,808	7,872	7,320	8,248	10,302
Total assets	$4,909,619	$4,756,233	$4,671,794	$4,368,847	$4,216,730
Liabilities
Accounts payable and accrued expenses	$12,044	$11,273	$34,632	$24,580	$17,929
Reinsurance balances payable	74,013	50,799	41,614	54,654	65,456
Deposit liabilities	129,700	129,957	129,133	126,491	105,208
Unearned premium reserves	792,096	884,758	649,518	615,375	547,815
Loss and loss adjustment expense reserves	791,313	761,631	720,570	699,369	678,459
Securities sold, not yet purchased, at fair value	443,216	355,447	394,278	405,845	265,667
Securities sold under an agreement to repurchase	—	19,067	29,618	—	—
Due to brokers	926,588	792,633	770,205	602,230	777,179
Derivative liabilities, at fair value	12,380	14,510	14,503	17,280	11,949
Performance fee payable to related party	4,641	20	—	73,210	53,455
Interest and dividends payable	5,718	3,049	4,275	1,917	3,838
Senior notes payable, net of deferred costs	113,821	113,777	113,733	113,688	113,643
Total liabilities	3,305,530	3,136,921	2,902,079	2,734,639	2,640,598
Commitments and contingent liabilities
Redeemable noncontrolling interests in related party	7,179	6,801	108,219	16,813	—
Shareholders’ equity
Common shares	9,963	10,224	10,723	10,738	10,733
Treasury shares	—	—	(48,253)	(48,253)	(48,253)
Additional paid-in capital	994,170	1,029,179	1,099,599	1,099,998	1,098,857
Retained earnings	587,621	568,019	594,020	549,671	494,986
Shareholders’ equity attributable to Third Point Re common shareholders	1,591,754	1,607,422	1,656,089	1,612,154	1,556,323
Noncontrolling interests in related party	5,156	5,089	5,407	5,241	19,809
Total shareholders’ equity	1,596,910	1,612,511	1,661,496	1,617,395	1,576,132
Total liabilities, noncontrolling interests and shareholders’ equity	$4,909,619	$4,756,233	$4,671,794	$4,368,847	$4,216,730

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Revenues
Gross premiums written	$49,765	$156,564	$428,125	$302,918
Gross premiums ceded	(3,479)	(1,425)	(18,125)	(2,550)
Net premiums written	46,286	155,139	410,000	300,368
Change in net unearned premium reserves	95,207	18,419	(126,021)	11,199
Net premiums earned	141,493	173,558	283,979	311,567
Net investment income before management and performance fees to related parties	45,668	140,631	53,507	308,466
Management and performance fees to related parties	(14,493)	(33,306)	(24,540)	(72,631)
Net investment income	31,175	107,325	28,967	235,835
Total revenues	172,668	280,883	312,946	547,402
Expenses
Loss and loss adjustment expenses incurred, net	84,000	107,379	176,620	193,274
Acquisition costs, net	57,584	68,641	108,989	123,093
General and administrative expenses	9,696	15,014	19,177	25,586
Other expenses	3,983	2,105	7,978	5,006
Interest expense	2,051	2,051	4,080	4,077
Foreign exchange (gains) losses	(8,847)	4,781	(2,236)	4,796
Total expenses	148,467	199,971	314,608	355,832
Income (loss) before income tax expense	24,201	80,912	(1,662)	191,570
Income tax expense	(4,390)	(5,307)	(4,518)	(10,605)
Net income (loss)	19,811	75,605	(6,180)	180,965
Net income attributable to noncontrolling interests in related party	(209)	(1,027)	(219)	(2,201)
Net income (loss) available to Third Point Re common shareholders	$19,602	$74,578	$(6,399)	$178,764
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.20	$0.73	$(0.06)	$1.73
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$0.19	$0.71	$(0.06)	$1.70
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	99,498,901	102,283,844	100,342,636	103,144,078
Diluted	102,032,485	104,569,226	100,342,636	105,149,710

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Revenues
Gross premiums written	$49,765	$378,360	$164,163	$174,539	$156,564
Gross premiums ceded	(3,479)	(14,646)	75	—	(1,425)
Net premiums written	46,286	363,714	164,238	174,539	155,139
Change in net unearned premium reserves	95,207	(221,228)	(34,722)	(68,564)	18,419
Net premiums earned	141,493	142,486	129,516	105,975	173,558
Net investment income before management and performance fees to related parties	45,668	7,839	94,682	119,516	140,631
Management and performance fees to related parties	(14,493)	(10,047)	(27,532)	(30,548)	(33,306)
Net investment income (loss)	31,175	(2,208)	67,150	88,968	107,325
Total revenues	172,668	140,278	196,666	194,943	280,883
Expenses
Loss and loss adjustment expenses incurred, net	84,000	92,620	99,509	77,275	107,379
Acquisition costs, net	57,584	51,405	31,837	33,974	68,641
General and administrative expenses	9,696	9,481	14,299	13,218	15,014
Other expenses	3,983	3,995	3,822	3,846	2,105
Interest expense	2,051	2,029	2,074	2,074	2,051
Foreign exchange (gains) losses	(8,847)	6,611	2,067	5,437	4,781
Total expenses	148,467	166,141	153,608	135,824	199,971
Income (loss) before income tax (expense) benefit	24,201	(25,863)	43,058	59,119	80,912
Income tax (expense) benefit	(4,390)	(128)	2,104	(3,475)	(5,307)
Net income (loss)	19,811	(25,991)	45,162	55,644	75,605
Net income attributable to noncontrolling interests in related party	(209)	(10)	(813)	(959)	(1,027)
Net income (loss) available to Third Point Re common shareholders	$19,602	$(26,001)	$44,349	$54,685	$74,578
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.20	$(0.26)	$0.44	$0.54	$0.73
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$0.19	$(0.26)	$0.42	$0.52	$0.71
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	99,498,901	101,195,747	101,405,772	101,391,145	102,283,844
Diluted	102,032,485	101,195,747	105,524,115	104,679,574	104,569,226

(1) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended June 30, 2018 and 2017
(expressed in thousands of U.S. dollars)

	Three months ended June 30, 2018			Three months ended June 30, 2017
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$49,765	$—	$49,765	$156,564	$—	$156,564
Gross premiums ceded	(3,479)	—	(3,479)	(1,425)	—	(1,425)
Net premiums written	46,286	—	46,286	155,139	—	155,139
Change in net unearned premium reserves	95,207	—	95,207	18,419	—	18,419
Net premiums earned	141,493	—	141,493	173,558	—	173,558
Expenses
Loss and loss adjustment expenses incurred, net	84,000	—	84,000	107,379	—	107,379
Acquisition costs, net	57,584	—	57,584	68,641	—	68,641
General and administrative expenses	4,963	4,733	9,696	9,649	5,365	15,014
Total expenses	146,547	4,733	151,280	185,669	5,365	191,034
Net underwriting loss	(5,054)	n/a	n/a	(12,111)	n/a	n/a
Net investment income	4,922	26,253	31,175	31,206	76,119	107,325
Other expenses	(3,983)	—	(3,983)	(2,105)	—	(2,105)
Interest expense	—	(2,051)	(2,051)	—	(2,051)	(2,051)
Foreign exchange gains (losses) (1)	8,847	—	8,847	(4,781)	—	(4,781)
Income tax expense	—	(4,390)	(4,390)	—	(5,307)	(5,307)
Net income attributable to noncontrolling interests in related party	—	(209)	(209)	—	(1,027)	(1,027)
Segment income	$4,732	$14,870		$12,209	$62,369
Net income available to Third Point Re common shareholders			$19,602			$74,578

Property and Casualty Reinsurance - Underwriting Ratios (2):
Loss ratio	59.4%			61.9%
Acquisition cost ratio	40.7%			39.5%
Composite ratio	100.1%			101.4%
General and administrative expense ratio	3.5%			5.6%
Combined ratio	103.6%			107.0%

(1)
Foreign exchange gains (losses) primarily result from the revaluation of foreign currency loss and loss adjustment expense reserves denominated in non-U.S. dollar. Non-U.S. dollar reinsurance assets, or balances held in trust accounts securing reinsurance liabilities generally offset reinsurance liabilities in the same non-U.S. dollar currencies resulting in minimal net exposure. As a result, the foreign exchange gains (losses) on loss and loss adjustment expense reserves in the period are offset by corresponding foreign exchange gains (losses) included in net investment income resulting from the revaluation of foreign currency reinsurance collateral held in trust accounts, which is presented as part of the Property and Casualty segment. In the three months ended March 31, 2018, the Company modified the presentation of its operating segment to allocate foreign exchange gains (losses) to the Property and Casualty Reinsurance Segment to better align with the reinsurance activities that result in these foreign exchange gains and losses. These amounts had previously been presented as part of the Company’s corporate function. Prior period segment results have been adjusted to conform to this presentation.

(2)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Segment Reporting - Six months ended June 30, 2018 and 2017
(expressed in thousands of U.S. dollars)

	Six months ended June 30, 2018			Six months ended June 30, 2017
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$428,125	$—	$428,125	$302,918	$—	$302,918
Gross premiums ceded	(18,125)	—	(18,125)	(2,550)	—	(2,550)
Net premiums written	410,000	—	410,000	300,368	—	300,368
Change in net unearned premium reserves	(126,021)	—	(126,021)	11,199	—	11,199
Net premiums earned	283,979	—	283,979	311,567	—	311,567
Expenses
Loss and loss adjustment expenses incurred, net	176,620	—	176,620	193,274	—	193,274
Acquisition costs, net	108,989	—	108,989	123,093	—	123,093
General and administrative expenses	9,787	9,390	19,177	15,961	9,625	25,586
Total expenses	295,396	9,390	304,786	332,328	9,625	341,953
Net underwriting loss	(11,417)	n/a	n/a	(20,761)	n/a	n/a
Net investment income	7,521	21,446	28,967	67,326	168,509	235,835
Other expenses	(7,978)	—	(7,978)	(5,006)	—	(5,006)
Interest expense	—	(4,080)	(4,080)	—	(4,077)	(4,077)
Foreign exchange gains (losses) (1)	2,236	—	2,236	(4,796)	—	(4,796)
Income tax expense	—	(4,518)	(4,518)	—	(10,605)	(10,605)
Net income attributable to noncontrolling interests in related party	—	(219)	(219)	—	(2,201)	(2,201)
Segment income (loss)	$(9,638)	$3,239		$36,763	$142,001
Net income (loss) available to Third Point Re common shareholders			$(6,399)			$178,764

Property and Casualty Reinsurance - Underwriting Ratios (2):
Loss ratio	62.2%			62.0%
Acquisition cost ratio	38.4%			39.5%
Composite ratio	100.6%			101.5%
General and administrative expense ratio	3.4%			5.1%
Combined ratio	104.0%			106.6%

(1)
Foreign exchange gains (losses) primarily result from the revaluation of foreign currency loss and loss adjustment expense reserves denominated in non-U.S. dollar. Non-U.S. dollar reinsurance assets, or balances held in trust accounts securing reinsurance liabilities generally offset reinsurance liabilities in the same non-U.S. dollar currencies resulting in minimal net exposure. As a result, the foreign exchange gains (losses) on loss and loss adjustment expense reserves in the period are offset by corresponding foreign exchange gains (losses) included in net investment income resulting from the revaluation of foreign currency reinsurance collateral held in trust accounts, which is presented as part of the Property and Casualty segment. In the three months ended March 31, 2018, the Company modified the presentation of its operating segment to allocate foreign exchange gains (losses) to the Property and Casualty Reinsurance Segment to better align with the reinsurance activities that result in these foreign exchange gains and losses. These amounts had previously been presented as part of the Company’s corporate function. Prior period segment results have been adjusted to conform to this presentation.

(2)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Revenues
Gross premiums written	$49,765	$378,360	$164,163	$174,539	$156,564
Gross premiums ceded	(3,479)	(14,646)	75	—	(1,425)
Net premiums written	46,286	363,714	164,238	174,539	155,139
Change in net unearned premium reserves	95,207	(221,228)	(34,722)	(68,564)	18,419
Net premiums earned	141,493	142,486	129,516	105,975	173,558
Expenses
Loss and loss adjustment expenses incurred, net	84,000	92,620	99,509	77,275	107,379
Acquisition costs, net	57,584	51,405	31,837	33,974	68,641
General and administrative expenses	4,963	4,824	7,404	7,291	9,649
Total expenses	146,547	148,849	138,750	118,540	185,669
Net underwriting loss	(5,054)	(6,363)	(9,234)	(12,565)	(12,111)
Net investment income	4,922	2,599	20,578	26,531	31,206
Other expenses	(3,983)	(3,995)	(3,822)	(3,846)	(2,105)
Foreign exchange gains (losses) (1)	8,847	(6,611)	(2,067)	(5,437)	(4,781)
Segment income (loss)	$4,732	$(14,370)	$5,455	$4,683	$12,209

Underwriting ratios (2)
Loss ratio	59.4%	65.0%	76.8%	72.9%	61.9%
Acquisition cost ratio	40.7%	36.1%	24.6%	32.1%	39.5%
Composite ratio	100.1%	101.1%	101.4%	105.0%	101.4%
General and administrative expense ratio	3.5%	3.4%	5.7%	6.9%	5.6%
Combined ratio	103.6%	104.5%	107.1%	111.9%	107.0%

(1)
In the three months ended March 31, 2018, the Company modified the presentation of its operating segment to allocate foreign exchange losses to the Property and Casualty Reinsurance Segment which was previously presented as part of the Company’s corporate function. Prior period segment results have been adjusted to conform to this presentation.

(2)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses (1)
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	4,733	4,657	6,895	5,927	5,365
Total expenses	4,733	4,657	6,895	5,927	5,365
Net investment income (loss)	26,253	(4,807)	46,572	62,437	76,119
Interest expense	(2,051)	(2,029)	(2,074)	(2,074)	(2,051)
Income tax (expense) benefit	(4,390)	(128)	2,104	(3,475)	(5,307)
Net income attributable to noncontrolling interests in related party	(209)	(10)	(813)	(959)	(1,027)
Segment income (loss)	$14,870	$(11,631)	$38,894	$50,002	$62,369

(1)
In the three months ended March 31, 2018, the Company modified the presentation of its operating segment to allocate foreign exchange losses to the Property and Casualty Reinsurance Segment which was previously presented as part of the Company’s corporate function. Prior period segment results have been adjusted to conform to this presentation.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Line and Type of Business
Property	$1,660	$369	$145,817	$(3)	$(8,827)

Workers Compensation	23,815	5,859	995	19,688	6,520
Auto	(54)	73,631	5,790	7,980	9,415
Other Casualty	19,749	73,730	(349)	133,442	(927)
Casualty	43,510	153,220	6,436	161,110	15,008

Credit & Financial Lines	2,476	75,363	9,486	6,033	(906)
Multi-line	114	149,408	2,424	949	20,866
Other Specialty	(2,336)	—	—	6,450	21,072
Specialty	254	224,771	11,910	13,432	41,032

Total prospective reinsurance contracts	$45,424	$378,360	$164,163	$174,539	$47,213
Retroactive reinsurance contracts	4,341	—	—	—	109,351
Total property and casualty reinsurance segment	$49,765	$378,360	$164,163	$174,539	$156,564

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Assets
Total investments in securities	$3,097,918	$2,811,372	$2,995,097	$2,703,605	$2,671,218
Cash and cash equivalents	43	476	8	449	10
Restricted cash and cash equivalents	569,968	543,173	541,136	477,362	372,068
Due from brokers	258,764	318,703	305,093	387,786	424,163
Derivative assets, at fair value	34,738	54,114	73,372	75,781	45,110
Interest and dividends receivable	4,385	4,167	3,774	4,210	3,947
Total assets	$3,965,816	$3,732,005	$3,918,480	$3,649,193	$3,516,516
Liabilities and noncontrolling interests in related party
Accounts payable and accrued expenses	$3,070	$3,616	$5,137	$2,674	$2,107
Securities sold, not yet purchased	443,216	355,447	394,278	405,845	265,667
Securities sold under an agreement to repurchase	—	19,067	29,618	—	—
Due to brokers	926,588	792,633	770,205	602,230	777,179
Derivative liabilities, at fair value	12,380	14,510	14,503	17,280	11,949
Performance fee payable to related party	4,641	20	—	73,210	53,455
Interest and dividends payable	2,696	2,034	1,218	891	817
Total noncontrolling interests in related party	12,335	11,890	113,626	22,054	19,809
Total liabilities and noncontrolling interests in related party	1,404,926	1,199,217	1,328,585	1,124,184	1,130,983
Total net investments managed by Third Point LLC	$2,560,890	$2,532,788	$2,589,895	$2,525,009	$2,385,533

Net investments - Capital	$1,794,755	$1,809,575	$1,843,217	$1,794,411	$1,737,638
Net investments - Float	766,135	723,213	746,678	730,598	647,895
Total net investments managed by Third Point LLC	$2,560,890	$2,532,788	$2,589,895	$2,525,009	$2,385,533

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017

Long
Equity	3.4%	(0.7)%	4.5%	3.5%	6.5%
Credit	0.3%	0.4%	0.1%	0.5%	(0.3)%
Other	(1.3)%	0.5%	(0.3)%	0.9%	0.2%
	2.4%	0.2%	4.3%	4.9%	6.4%

Short
Equity	(1.9)%	—%	(1.5)%	(0.9)%	(1.1)%
Credit	(0.2)%	(0.1)%	—%	(0.1)%	(0.3)%
Other	0.7%	(0.3)%	(0.1)%	(0.3)%	(0.5)%
	(1.4)%	(0.4)%	(1.6)%	(1.3)%	(1.9)%

Net
Equity	1.5%	(0.7)%	3.0%	2.6%	5.4%
Credit	0.1%	0.3%	0.1%	0.4%	(0.6)%
Other	(0.6)%	0.2%	(0.4)%	0.6%	(0.3)%
	1.0%	(0.2)%	2.7%	3.6%	4.5%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Payroll and related	$4,687	$4,587	$9,686	$9,613	$10,515
Share compensation expenses	1,313	1,245	(415)	640	1,544
Legal and accounting	1,508	1,416	1,471	1,040	1,033
Travel and entertainment	449	602	1,953	532	727
IT related	433	474	381	329	82
Occupancy	246	281	249	265	259
Corporate insurance	189	183	179	196	212
Board of director and related	237	226	179	175	150
Credit facility fees	184	57	188	112	110
Other general and administrative expenses	450	410	428	316	382
	$9,696	$9,481	$14,299	$13,218	$15,014

Third Point Reinsurance Ltd.
Basic Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,591,754	$1,607,422	$1,656,089	$1,612,154	$1,556,323
Effect of dilutive warrants issued to founders and an advisor	34,950	34,950	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	51,422	51,422	51,422	54,572	51,930
Diluted book value per share numerator:	$1,678,126	$1,693,794	$1,754,023	$1,713,238	$1,654,765
Basic and diluted book value per share denominator:
Common shares outstanding	99,627,399	102,244,248	103,282,427	103,438,485	103,387,683
Unvested restricted shares	(2,050,115)	(1,992,162)	(1,873,588)	(2,038,750)	(2,047,855)
Basic book value per share denominator:	97,577,284	100,252,086	101,408,839	101,399,735	101,339,828
Effect of dilutive warrants issued to founders and an advisor	3,494,979	3,494,979	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,123,531	5,123,531	5,123,531	5,332,833	5,174,333
Effect of dilutive restricted shares issued to directors and employees	1,202,464	1,155,187	905,412	1,061,412	1,127,928
Diluted book value per share denominator:	107,398,258	110,025,783	112,088,945	112,445,143	112,293,252

Basic book value per share (1)	$16.31	$16.03	$16.33	$15.90	$15.36
Diluted book value per share (1)	$15.63	$15.39	$15.65	$15.24	$14.74

Increase (decrease) in diluted book value per share	1.6%	(1.7)%	2.7%	3.4%	5.0%

(1)
Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and represents basic book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the change in basic book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	99,498,901	101,195,747	101,405,772	101,391,145	102,283,844
Dilutive effect of options	1,274,609	—	1,945,154	1,536,419	1,084,217
Dilutive effect of warrants	878,977	—	1,762,242	1,416,696	988,830
Dilutive effect of restricted shares with service and performance condition	379,998	—	410,947	335,314	212,335
Diluted number of common shares outstanding	102,032,485	101,195,747	105,524,115	104,679,574	104,569,226

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$19,602	$(26,001)	$44,349	$54,685	$74,578
Net income allocated to Third Point Re participating common shareholders	(6)	—	(23)	(55)	(71)
Net income (loss) allocated to Third Point Re common shareholders	$19,596	$(26,001)	$44,326	$54,630	$74,507

Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.20	$(0.26)	$0.44	$0.54	$0.73

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$19,602	$(26,001)	$44,349	$54,685	$74,578
Net income allocated to Third Point Re participating common shareholders	(6)	—	(22)	(53)	(69)
Net income (loss) allocated to Third Point Re common shareholders	$19,596	$(26,001)	$44,327	$54,632	$74,509

Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$0.19	$(0.26)	$0.42	$0.52	$0.71

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net income (loss) available to Third Point Re common shareholders	$19,602	$(26,001)	$44,349	$54,685	$74,578
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,607,422	1,656,089	1,612,154	1,556,323	1,501,681
Impact of weighting related to shareholders’ equity from shares repurchased	(7,606)	(3,243)	—	—	(9,863)
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,599,816	$1,652,846	$1,612,154	$1,556,323	$1,491,818
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	1.2%	(1.6)%	2.8%	3.5%	5.0%

(1)
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe this metric is used by investors to supplement measures of our profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.